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                                                                   Exhibit 10.43

                                 MEDSCAPE, INC.
                              134 WEST 29TH STREET
                          NEW YORK, NEW YORK 10001-5399

                                September 3, 1999


CBS Corporation
51 West 52nd Street
New York, New York 10019

America Online, Inc.
22000 AOL Way
Dulles, VA 20166

Ladies and Gentlemen:

        We refer to the following:

i. the Amended and Restated Stockholders' Agreement (the "Stockholders' Agreement"), dated as of August 4, 1999 (as amended), among Medscape, Inc., a Delaware corporation (the "Company"), and the Stockholders (as defined in the Stockholders' Agreement);

ii. the Amendment (the "Amendment"), dated as of August 25, 1999, to the Stockholders' Agreement;

iii. the Stockholders' Agreement (the "CBS Stockholders' Agreement"), dated as of August 3, 1999, between the Company and CBS Corporation, a Pennsylvania corporation ("CBS"); and

iv. the Registration Rights agreement (the "CBS Registration Rights Agreement"), dated as of August 3, 1999, between the Company and CBS.

The undersigned hereby agree and accept the following, as applicable:

1. CBS Waiver of Section 3 Rights: CBS hereby acknowledges its receipt of this notice and waiver, and hereby waives irrevocably all of its rights under Section 2, Participation Rights, of the CBS Stockholders' Agreement with respect to the issuance by the Company to America Online, Inc., a Delaware corporation ("AOL"), of Warrants to Purchase 2,704,316 shares of Class A Common Stock (subject to adjustment in certain events) and all shares of Class A Common Stock to be issued upon exercise thereof.

2. AOL Waiver of Section 4 Rights: AOL hereby waives irrevocably all of its rights under Section 4, Amendment to Section 6 - Transfer of Securities; Registration Rights, of the Amendment and the Company releases AOL from any obligations under the Agreement.
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3.      Joinder of AOL to the CBS Registration Rights Agreement: The Company,
        AOL and CBS hereby agree that AOL shall be joined, effective as of the date hereof, as a party to the CBS Registration Rights Agreement.

4. Amendment to the CBS Registration Rights Agreement: The Company, AOL and CBS hereby agree that the CBS Registration Rights Agreement shall be amended as follows:

        a.     Section 1.1 shall be amended by the addition of the following:

                       "(h) the term "Warrant Shares" means the 2,704,316 shares
               of Common Stock, as such may be adjusted, underlying Warrants issued by the Company to America Online, Inc., or, to the extent a Warrant has not vested in full, such lesser amount of shares as shall underly the vested portion of the Warrants."

        b. Section 1.1(e) of the CBS Registration Rights Agreement shall be deleted in its entirety and replaced by the following:

                       "(e) The term "Registrable Securities" means the Common
               Stock sold and issued to the Investor and the Warrant Shares."

5. This letter agreement may be signed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one document.

                                                     Very truly yours,

                                                     MEDSCAPE, INC.

                                                     By: /s/ Paul T. Sheils
                                                         ----------------------
                                                     Name:
                                                     Title:

AGREED AND ACCEPTED

CBS CORPORATION

By: /s/ Fredric G. Reynolds
    ------------------------
Name:
Title:

AMERICA ONLINE, INC.

By: /s/ David M. Colburn
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Name:
Title: